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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report, dated February 27, 2002, included in this Amendment No. 1 to Form 8-K (Date of Earliest Event Reported February 28,
2002), in Univec. Inc.'s previously filed Registration Statement on Form S-8, Reg. No. 333-46944.

                                                   MOST, HOROWITZ & COMPANY, LLP

New York, New York
March 14, 2002